Exhibit 23.1

Consent of Independent Auditors

We consent to the incorporation by reference in the following registration statements:

•	Registration Statement (Form S-3 No. 333-231338) of Redwood Trust, Inc.,
•	Registration Statement (Form S-8 No. 333-89300) pertaining to the 2002 Redwood Trust, Inc. Incentive Stock Plan,
•	Registration Statement (Form S-8 No. 333-89302) pertaining to the 2002 Redwood Trust, Inc. Employee Stock Purchase Plan,
•	Registration Statement (Form S-8 No. 333-90592) pertaining to the Redwood Trust, Inc. Executive Deferred Compensation Plan,
•	Registration Statement (Form S-8 No. 333-116395) pertaining to the 2002 Redwood Trust, Inc. Incentive Stock Plan,
•	Registration Statement (Form S-8 No. 333-136497) pertaining to the 2002 Redwood Trust, Inc. Incentive Plan,
•	Registration Statement (Form S-8 No. 333-155154) pertaining to the 2002 Redwood Trust, Inc. Incentive Plan (as amended),
•	Registration Statement (Form S-8 No. 333-162893) pertaining to the 2002 Redwood Trust, Inc. Employee Stock Purchase Plan,
•	Registration Statement (Form S-8 No. 333-176102) pertaining to the 2002 Redwood Trust, Inc. Incentive Plan (as amended),
•	Registration Statement (Form S-8 No. 333-183114) pertaining to the 2002 Redwood Trust, Inc. Employee Stock Purchase Plan,
•	Registration Statement (Form S-8 No. 333-183116) pertaining to the 2002 Redwood Trust, Inc. Incentive Plan,
•	Registration Statement (Form S-8 No. 333-190529) pertaining to the 2002 Redwood Trust, Inc. Employee Stock Purchase Plan,
•	Registration Statement (Form S-8 No. 333-190530) pertaining to the 2002 Redwood Trust, Inc. Incentive Plan,
•	Registration Statement (Form S-8 No. 333-196247) pertaining to the Redwood Trust, Inc. 2014 Incentive Award Plan,
•	Registration Statement (Form S-8 No. 333-197990) pertaining to the Redwood Trust, Inc. Amended and Restated Executive Deferred Compensation Plan,
•	Registration Statement (Form S-8 No. 333-226721) pertaining to the Redwood Trust, Inc. Amended and Restated 2014 Incentive Award Plan,
•	Registration Statement (Form S-8 No. 333-229985) pertaining to the Redwood Trust, Inc. Amended and Restated Executive Deferred Compensation Plan, and
•	Registration Statement (Form S-8 No. 333-233158) pertaining to the 2002 Redwood Trust, Inc. Employee Stock Purchase Plan;

of our report dated April 30, 2019 (except for Notes 9, 12 and 13 as to which the date is December 23, 2019), with respect to the consolidated financial statements of CF CoreVest Holdings I LLC, and our report dated December 23, 2019, with respect to the consolidated financial statements of CF CoreVest Holdings II LLC, included in this Current Report on Form 8-K/A.

/s/ Ernst & Young LLP

Los Angeles, California

December 23, 2019